Exhibit 99.1

Next-Generation Cancer Therapeutics

June 2015

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Forward Looking Statements NASDAQ: SRNE

Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc. (the “Company”), along with certain statements that may be made by management of the Company orally in presenting this material, may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as “estimate,” “expect,” “intend,” “believe,” “plan,”

“anticipate,” “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Statements regarding future action, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and products and regulatory filings related to the same, and receipt by the Company of milestone and royalty payments may differ from those set forth in the forward-looking statements. Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate.

The Company assumes no obligation to update forward-looking statements as circumstances change. Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company’s Form 10-K, 10-Q and 8-K reports.

In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s SEC filings. These results, projections or performance measures are Non-GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results.

Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward-looking statement. It is not possible to predict or identify all such risks, contingencies and uncertainties. The Company identifies some of these factors in its Securities and Exchange Commission (“SEC”) filings on Forms 10-K, 10-Q and 8-K, and investors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties effecting the Company and its business and financial performance.

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A Comprehensive Approach to Cancer Treatment

Deep and complementary pipeline creates significant opportunities for novel, breakthrough mono-or combination therapies against cancer.

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Recent Corporate Events

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Sorrento Pipeline Overview

PDL1.TNK, CD123.TNK, ROR1.TNK, PSMA.TNK, CAR.TNK and G-MAB are trademarks owned by Sorrento Therapeutics, Inc.

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Immunotherapy Program

G-MAB

+ Neukoplast

+ Proprietary Toxins & Conjugation Chemistries

Bispecific Abs

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Sorrento’s MAB Antibody Library

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Wholly-owned subsidiary of Sorrento Therapeutics

CAR.TNK and TNK Therapeutics are trademarks owned by Sorrento Therapeutics, Inc.

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“The Next Generation of the Next Generation”

Neukoplast

G-MAB Library

NK92 cell line (“off-the-shelf”) Vast diversity human antibody library

Broad anti-cancer activity in solid and liquid High successful screening rate (over 70 targets screened) tumors Proprietary technologies with FTO

No clinical DLTs in over 40 patients treated

Ideal for generation of CARs

Background of NK92 (Neukoplast™; aNK)


Inhibitory
Receptors
Activating
Receptors
CD94/NKG2A/B
~~KIR~~
~~LIR/ILT~~
CD2
CD69
CD94/NKG2C/E
β_2-integrins
NKG2D
NKp30, 44, 46
2B4
~~CD16 (FcR)~~
NK92
Missing KIR
Preserved Activating Receptors
Abundant Perforin / Granzyme

Potency	Safety	Regulatory	Scalability	Platform
Amplified serial killing	Pure NK Line	Single source Master Cell Bank	Large tank reactor	Bioengineerable
Missing 'off-switch'	No T-cell contamination	Batch-to-batch consistency	Cryopreservation / Pipeline	Enhanced targeting
Broad anti-cancer activity	No Graft vs. Host Disease	Uniform potency	Off-the-shelf / Low cost	Enhanced function
Kills bulk & cancer stem cells	No DLT / only 1 Gr4 SAEs in 40+ pts	Highly characterized product		

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NK92 is Hypo-Immunogenic and Highly Potent



Δ CPM
MLC Assay
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-5,000
Donor 01
Donor 02
PHA
Allogeneic Donor
NK92



O.D. Values
NK92
Cytokine Profile
10.00000
1.00000
0.10000
0.01000
0.00100
IL1A
IL1B
IL2
IL4
IL6
IL8
IL10
IL12
IL17A
IFNg
TNFa
GM-CSF
No IL6 Production

MLR Assay

Mixed Lymphocyte Reaction (MLR) assay:
NK92 do not
stimulate allogeneic T cells

Lymphocytes from 2 healthy donors co-cultured with each other → vigorous proliferation

Co-cultured with NK92 (7 days) → no proliferation

NK92 Cytokines Production

Cytokine profile shows high IL-10 production

An immunomodulator of T-cells

High Granzyme Production in NK92

This translates into substantially greater killing ability of NK92 across all types of cancer cells.



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Events
NK92
Lymphokine Activated Killer
NK-Cells
10⁰
10¹
10²
10³
10⁴
Granzyme A

Maki G, Klingemann H-G. Martinson JA, Tam YK. J Hematoth Stem Cell Res 10: 369-383, 2001

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Unmodified NK92 Clinically Validated: Phase I

Phase I Studies: Summary of Findings

Excellent Safety Demonstrated

No adverse T-cell induced cytotoxic response

A significant safety concern for CAR-T cell approaches

No pre-conditioning or combination treatment

Notable responses:

Melanoma: 1/1

Lung Cancer: 3/4 (1 MR, 2 PR)

Renal Cell Cancer: 6/11 (1 MR, 5 SD-prolonged survival)

AML (relapsed): 1/1

Lymphoma post transplant: 2/6

MR Mixed PR Partial SD Stable

Response Response Disease

TNK: CAR Modified NK92

Clonal cell lines expressing one or more CARs to establish a range of distinct products

Multiple killing mechanisms—CAR-targeted as well as broad intrinsic anti-cancer activity of NK92 (“off-target / on-tumor”)

Engages the adaptive immune system through cytokine secretion and immune cell recruitment

Titratable: repeat dosing option; controllable dose exposure to manage safety risk

HER2.TNK

In-Vivo Preclinical Mouse Data

Homing to HER2-expressing tumors

Inhibition of HER2+ RCC metastasis

“Serial killing” of HER2-positive target cells even after gamma radiation with

10 Gy

Selective cytotoxicity (spares normal cells)

Schönfeld et al., Mol Ther. 23(2):330-8, 2015

Tumor Homing and Potent Anti Glioma Activity in Mice

Tumor Homing of TNKs

FACS Analysis

NK92 Her2.TNK

Intracranial LN-319 glioblastoma xenografts in NSG mice

NK92

NK92 Her2.TNK

TNK vs. CAR-T Cells: Key Differentiators

	CAR.TNK	CAR-T Cells
Cell Production	*Off-the-shelf universal product; CAR-modified NK92 cells*	*Autologous (patient-derived) via leukapheresis; personalized therapy*
Transduction Characteristics	*Master cell bank (100% of cells express CAR)*	*Viral transfection & variable CAR expression levels*
MOA	*Multiple MOAs - targeting and killing through CAR-dependent and NK innate mechanisms*	*Targeting and killing CAR-dependent*
Anti-Solid Tumor Activity	*No requirement for additional co-stimulation*	*May require additional co-stimulators; Combination with checkpoint inhibitor antibodies*
Safety	*On-target / off-tumor effects limited due to short half-life and lack of IL-6 production*	*Cytokine release syndrome; possible engraftment*
COGS	***Low:** large scale bioreactor manufacturing for many patients*	***High:** requires individual patient processing*

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TNKs being generated by Sorrento

Indications	TNK being generated by Sorrento
AML	CD123.TNK
Glioma	EGFRviii.TNK
Glioma	EphA3.TNK
Gastric, Pancreatic, NSCLC	L1CAM.TNK
H&N, Breast, Mesothelioma	CSPG4.TNK
Myeloma	BCMA.TNK
Myeloma, RCC, NSCLC, TNBC	PDL1.TNK
Myeloma	CS1.TNK
CLL, ALL, MCL, Breast, Lung, Pancreas	ROR1.TNK
CLL, ALL	CD19.TNK
CLL, ALL	CD22.TNK
Prostate	PSMA and PSCA.TNK

SORRENTO –CONKWEST COLLABORATION FRAMEWORK:

CAR targets selected by Joint Steering Committee.

CAR.TNKs programs split between both companies. Lead company responsible for all development, regulatory filings, and commercialization.

Profit sharing from future sales and potential strategic collaborations with other pharmaceutical partners will be determined by the development stage of the drug candidates.



CAR.TNK

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TNK Development: Next Steps

H1 2015 Generation of in-house CARs

Generation and evaluation of

H2 2015

stable TNK pools and cell lines

2016 IND-enabling studies, IND submission, and initiation of Phase I

Studies

Anti PD L1 mAb Exhibits Potent Activity

mAbs @ 0.05 mg/mL

xenograft model using H1975 human NSCLC cells; % inhibition relative to control mAb treatment

p<0.05, mean tumor volumes are significantly reduced in STI-A1010 group versus control groups as determined by Mann-Whitney u-test

Anti PD L1 mAb Synergistic with HSP90 Inhibitor In Vivo

*

C57 BL/6 mice bearing MC38 colon carcinomas (n = 7/group) were treated with 200 ìg IgG1 control or the anti-PD-L1 antibody STI-A1015 (dosed on day 8, 12 ,and 15), either alone or in combination with 125 mg/kg ganetespib (Synta Pharmaceuticals Corp.) dosed on days 8 and 15.

The combination of STI-A1015 plus ganetespib displayed significantly greater antitumor activity than either individual agent (* P <0.02)

In Vivo Proof Concept of Sorrento ADCs

VEGFR2-ADC STI-D0168

c-MET-ADC STI-D0602

A431 squamous-cell carcinoma cells; maytansinoid drug conjugates U87 xenograft; dosing twice weekly; maytansinoid drug conjugates

Indicates dosing

Resiniferatoxi (RTX): A Novel, Non opiate Analgesic

Intractable RTX Cancer Pain

RTX Target Product Profile

MOA:

Ultrapotent, highly specific TRPV1 agonist selectively targeting afferent neurons

Efficacy:

Meaningful analgesia with concomitant opioid reduction and improvement in function

Safety:

Alteration of heat sensation in the targeted area with effect on normal perception / sensation or muscle function

Dosing:

Targeted single injection

Two Injection Sites = Two Products for Human Use

Epidural injection into or near the dorsal root ganglion (DRG) for unilateral or diffuse pain

Intrathecal injection into the cerebrospinal fluid space (CSF) targeting both DRGs and dorsal horn neurons

Spinal Cord Cross Section

NIH/NINDS Summary Data Overall

12 advanced cancer patients with severe refractory pain have received a single IT RTX injection

15thWorld Congress on Pain (IASP), October 6 –11, 2014, Buenos Aires, Argentina, Poster # PF025: Intrathecal Administration of Resiniferatoxin for Treating Intractable Cancer-Related Severe Chronic Pain; Mannes et al.

Data on 6 patients presented.

2	Patients from New Cohort (2015)

Colorectal Cancer: Stage IV

43 year old female with severe lower abdominal and rectal pain

Post RTX

•	No pain day after RTX, by day 28 most days are at “0” pain with some days up to 6-7/10
•	Opioid utilization reduced by about 75% reduction by day 28
•	No reduced thermal sensitivity
•	Normal touch sensation, normal motor control, no other severe or serious AEs

Lung and Rectal Cancer

60 year old male with severe bilateral pelvic and sacral pain

Post RTX

•	Substantial pain reduction from 7-10/10 to 0-4/10 by day 14
•	Uses breakthrough pain meds only occasionally
•	No need for cane to assist ambulation
•	No reduced thermal sensitivity
•	Normal touch sensation, normal motor control, no other severe or serious AEs

Next Steps for RTX Development

2015

Complete NIH dose ranging IT safety study (cancer pain) Start NIH POC EpiPG study (cancer-induced bone pain [CIBP]) Complete tox package to support corporate IND for IT RTX Begin tox package to support corporate IND for EpiPG RTX (upper thoracic and lumbar approaches)

2016

Begin corporate P2 IT POC/pivotal trial in cancer pain Begin corporate P1b EpiPG safety trial in CIBP

Begin corporate P1b IT safety trial in spinal cord injury w/refractory pain Begin corporate P1b EpiPG trial in refractory phantom pain

A Comprehensive Approach to Cancer Treatment

Deep and complementary pipeline creates significant opportunities for novel, breakthrough mono-or combination therapies against cancer.

Next-Generation Cancer Therapeutics

CONTACT:

George Uy Henry Ji, Ph.D. Executive Vice President and CCO President and CEO guy@sorrentotherapeutics.com hji@sorrentotherapeutics.com (661) 607-4057 (858) 668-6923

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